Execution Version

ENVIVA MANAGEMENT COMPANY, LLC

April 2, 2019
Enviva Partners, LP
7200 Wisconsin Avenue, Suite 1000
Bethesda, MD 20814
Attn: General Counsel
Facsimile No.: (240) 482-3774
email: william.schmidt@envivabiomass.com

Re: Waiver of Payment Amount
Ladies and Gentlemen:
Reference is made to the Management Services Agreement dated April 5, 2015 (the “Agreement”) by and among Enviva Partners, LP, a Delaware limited partnership, Enviva Partners GP, LLC, a Delaware limited liability company, Enviva, LP, a Delaware limited partnership, Enviva GP, LLC, a Delaware limited liability company, Enviva Pellets Ahoskie, LLC, a Delaware limited liability company, Enviva Pellets Amory, LLC, a Delaware limited liability company, Enviva Pellets Northampton, LLC, a Delaware limited liability company, Enviva Pellets Cottondale, LLC, a Delaware limited liability company, Enviva Port of Chesapeake, LLC, a Delaware limited liability company, Enviva Energy Services, LLC, a Delaware limited liability company, Enviva Pellets Sampson, LLC, a Delaware limited liability company, Enviva Pellets Southampton, LLC, a Delaware limited liability company, Enviva Port of Panama City, LLC, a Delaware limited liability company, Enviva Port of Wilmington, LLC, a Delaware limited liability company, and Enviva Management Company, LLC, a Delaware limited liability company (collectively, the “Parties”). Capitalized terms used and not defined herein shall have the meaning assigned thereto in the Agreement.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $4,700,000.00 payable with respect to the calendar quarter beginning April 1, 2019.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $3,500,000.00 payable with respect to the calendar quarter beginning July 1, 2019.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $2,500,000.00 payable with respect to the calendar quarter beginning October 1, 2019.

The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $2,000,000.00 payable with respect to the calendar quarter beginning January 1, 2020.
The Parties agree to waive the obligation of Enviva Partners GP, LLC to pay, or cause to be paid, a portion of the Payment Amount in the amount of $500,000.00 payable with respect to the calendar quarter beginning April 1, 2020.
For the avoidance of doubt, the waiver of Enviva Partners GP, LLC’s obligation to pay the applicable portion of the Payment Amount is not a deferral of such payment obligation and such amounts will never become due and payable.
[The remainder of this page was left blank intentionally; the signature page follows.]

This letter agreement shall be effective as of the date first written above.

Sincerely yours,

ENVIVA MANAGEMENT COMPANY, LLC

By: /s/ WILLIAM H. SCHMIDT, JR.
Name: William H. Schmidt, Jr.

Title:	Executive Vice President, Corporate
Development and General Counsel

ACKNOWLEDGED AND AGREED:

ENVIVA PARTNERS, LP
By: Enviva Partners GP, LLC, as its sole general partner

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PARTNERS GP, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA, LP
By: Enviva GP, LLC, as its sole general partner

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief

Signature Page to Letter Agreement

Financial Officer
ENVIVA GP, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS AHOSKIE, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS AMORY, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS NORTHAMPTON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS COTTONDALE, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PORT OF CHESAPEAKE, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA ENERGY SERVICES, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS SAMPSON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PELLETS SOUTHAMPTON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PORT OF PANAMA CITY, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer

ENVIVA PORT OF WILMINGTON, LLC

By: /s/ SHAI EVEN
Name: Shai Even
Title:      Executive Vice President and Chief
Financial Officer